Exhibit 10.5.3
The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

FIFTH AMENDMENT TO SUPPLY AGREEMENT

This Fifth Amendment to the April 27, 2012 Supply Agreement (the “Fifth Amendment”) is made as of April 25, 2016 (the “Fifth Amendment Effective Date”) by and between Endo Ventures Limited, a company organized and existing under the laws of Ireland (registered number 442731) having its principal office at First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland for itself and its Affiliates, each of which shall be bound by this Fifth Amendment as if each had separately executed this Fifth Amendment, (collectively “Endo”), and Noramco, Inc. a Georgia corporation having a principal place of business at 500 Swedes Landing Road, Wilmington, DE 19801, USA (“Noramco”) hereinafter collectively and/or individually (“Parties” and/or a “Party”).

WHEREAS:

(A)
The Parties hereto entered into a Supply Agreement dated April 27, 2012 (the “Supply Agreement”), and as amended on December 12, 2013 (the “First Amendment”), on April 29, 2015 (the “Second Amendment”), on January 1, 2015 (the “Third Amendment”), on April 16, 2015 (the “Assignment of Contract”) and on October 22, 2015 (the “Fourth Amendment”)(collectively, the “Agreement”), and now the Parties desire to amend the Agreement as set forth herein;

(B)
The Agreement contains a provision for automatic one (1) year renewals of the Agreement provided a termination notice has not been sent by *** of the then current renewal year pursuant to Section 10.1; and

(C)	The Parties desire to temporarily change the termination notice date for the *** notification period pursuant to Section 10.1 from *** to ***.

NOW THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	Capitalized terms used in this Fifth Amendment and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

2.	As of the Fifth Amendment Effective Date, Section 10.1 of the Agreement shall be deleted in its entirety and replaced with the following:

“Term.    Unless sooner terminated pursuant to the terms hereof, the term of this Agreement shall commence on the Effective Date and shall continue until four (4) years from the Effective Date (the “Initial Term”). Thereafter, this Agreement automatically renews for additional terms of one (1) year each (each, a “Renewal Term” and together with the Initial Term, the “Term”), unless written notice of non-renewal is given by any Party to the other Party by no later than *** of the thencurrent Term; provided, however, that solely with respect to the

Renewal Term scheduled to commence on ***, notice of non-renewal for such Renewal Term may be provided by either Party no later than ***. For the purposes of clarity, in the event that either Party provides notice of non-renewal on or prior to ***, the Agreement will not renew for the Renewal Term commencing on ***.”

3.	Save as otherwise expressly referred to in this Fifth Amendment, the terms and conditions of the Agreement shall apply in all other respects and remain in full force and effect.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Fifth Amendment in duplicate counterparts.

ENDO VENTURES LIMITED

By: /s/Orla Dunlea

Name: Orla Dunlea

Title: Director

Date: 26 April 2016

NORAMCO, INC.

By: /s/William B. Grubb III

Name: William B. Grubb III

Title: VP, Global Marketing, Sales & Business Development

Date: 4.26.2016

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